POWER OF ATTORNEY

	KNOW ALL PERSONS BY THESE PRESENTS that the undersigned hereby constitutes and appoints Steven Todd, Brian Grube and Anne Daniel to be his or her true and lawful attorney-in-fact and agent to execute and file for and on behalf of the undersigned (i) any reports on Forms 3, 4, 5 and, if applicable, 144 (including any amendments thereto and any successors to such Forms) with respect to ownership of securities of Intapp, Inc.
(the "Company") that the undersigned may be required to file with the Securities and Exchange Commission in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and/or Rule 144 under the Securities Act of 1933, and (ii) as necessary, any other documents necessary or appropriate to obtain codes, passwords and/or EDGAR access enabling the undersigned to file such reports electronically, including completing, signing and submitting to the United States Securities and Exchange Commission, for and on behalf of the undersigned, a Form ID application. The undersigned hereby authorizes Brian Grube to be an account administrator and that such authorization be included on the undersigned's Form ID application.

	The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934 and/or Rule 144 under the Securities Act of 1933.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, 5 and, if applicable, 144 with respect to the undersigned's holdings and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact. This Power of Attorney also serves to revoke and replace as of the date hereof, any prior Power of Attorney executed by the undersigned with respect to the ownership of securities of the Company.

	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of August, 2025.




					/s/ Dustin Sedgwick
					------------------------------
					Name: Dustin de Forest Sedgwick

					Business Title: Applicant